GREAT AMERICAN RESERVE INSURANCE COMPANY
       ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, P O BOX 1909,
                           CARMEL, INDIANA 46032-4909
  [ ] FOR GROUP APPLICANTS ONLY: APPLICATION IS HEREBY MADE TO THE GARCO GROUP
                           BENEFITS INSURANCE TRUST.

                                VARIABLE ANNUITY
                                   APPLICATION


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1. ANNUITANT (OWNER IF NO OTHER SPECIFIED IN SECTION 3)
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Name        first      mi         last        DOB  [  ]       Age        [  ]

Street Address                                Sex  [  ]   Marital Status [  ]

City                   State         Zip       SS#         -        -

Home Phone # (     )               Work Phone #     (   )

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2. EMPLOYMENT GROUP INFORMATION (REQUIRED ONLY FOR GROUP APPLICANTS)
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Specify  the  nature of the  industry  in which you are (or were at  retirement)
employed:

      [   ]  A. Education, Government Employees, Service Industry
      [   ]  B. Wholesale Trade Industry
      [   ]  C. Retail  Trade  Industry
      [   ]  D. Agriculture
      [   ]  E. Finance, Insurance, Real Estate Industry
      [   ]  F. Transportation,  Communication,  Public Utilities
      [   ]  G. Manufacturing, Contract Construction Industry

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3. CONTRACT/CERTIFICATE OWNER(S) (COMPLETE IF DIFFERENT FROM ANNUITANT IN
   SECTION 1 - MUST BE THE SAME FOR 403(B), IRA, IRA/SEP. USE SECTION 8 FOR ADDITIONAL SPACE. ANY JOINT OWNER MUST BE THE SPOUSE OF THE OTHER OWNER. WE MUST HAVE THE SOCIAL SECURITY NUMBER AND ALL OTHER INFORMATION FOR EACH OWNER.)
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Name(s)      first      mi         last        DOB  [  ]       Age        [  ]

Street Address                                Sex  [  ]   Marital Status [  ]

City                   State         Zip       SS#         -        -

Home Phone # (     )               Work Phone #     (   )

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4. BENEFICIARY(UPON DEATH OF A JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE
   TREATED AS THE PRIMARY BENEFICIARY.)
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
Primary   [                                   ]                      Relationship   [                 ]

Contingent    [                               ]                      Relationship   [                 ]

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5. TYPE OF PLAN (PLEASE CHECK APPROPRIATE BOXES)
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
[ ] Nonqualified      [ ] Qualified    [ ] 403 (B)   [ ] IRA/SEP    [ ] ORP     [ ] 457   [ ] SIMPLE IRA (Attach Form   [ ] ROTH IRA
                                                                                              5304)

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6. PRODUCT SELECTION
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[ ] Monument   [ ] Achievement  [ ] Educator  [ ] Maxiflex  [ ] Group    [ ] Conseco Advantage
                                                                             Maxiflex

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7. PORTFOLIO SELECTION
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Portfolio  selections  are made on the attached  "Variable  Annuity  Application
Supplement For Portfolio Selection" dated:

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8. SPECIAL REQUESTS (INCLUDE ADDITIONAL INFORMATION FOR ANY ANSWERS TO
   APPLICATION QUESTIONS.)
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22-8075                                                                Rev. 0598

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9. TELEPHONE TRANSFER
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I hereby authorize and direct Great American Reserve  Insurance  Company (GARCO)
to act on telephone instructions, when proper identification is furnished, to exchange units form any fixed, Market Value Adjustment (MVA) or sub-account to any other fixed, MVA or other sub-account and/or to change the allocation of future deposits. The undersigned agrees that GARCO is not liable for any loss arising from any exchange or change in allocation of future deposits by acting in accordance with these telephone instructions. GARCO will employ reasonable procedures to confirm that telephone instructions are genuine. If it does not, it may be liable for any losses due to unauthorized or fraudulent transfers. Please refer to the Prospectus for restrictions regarding the MVA accounts.

                                 Initials of contract owner: [                 ]

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10. INVESTMENT AMOUNT, REPLACEMENT INFORMATION
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
a. Initial investment:       [$                  ]         b. Periodic investment: [               ]     beginning: [             ]

c. Will the proposed contract replace any existing annuity or insurance contract?                [  ]   Yes      [  ]   No

If Yes, list company name, plan and year of issue           [                                            ]

d. Is this a transfer or rollover?      [  ]   No    [  ]   Yes - Check one:    [  ]    90-24    [  ]  102-318
                                                                                                       (ADDITIONAL FORMS  REQUIRED)

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11. BILLING INFORMATION (NOT APPLICABLE TO IRA OR IRA/SEP CONTRACTS.)
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a. Bill to the: [  ] Annuitant  [  ] Owner    [  ] See Section 8 or Section 11b.



b. Billing Address:

c. Billing Frequency: [  ] Annual [  ] Quarterly [  ] Monthly [  ] Semi-Monthly

d. Non-Paying Months (X):        [J] [F] [M] [A] [M] [J] [J] [A] [S] [O] [N] [D]

================================================================================
All statements made in this application (including the reverse side) are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown on the front and back. We further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. We acknowledge receipt of current prospectuses. The variable annuity applied for is not unsuitable for my investment objective, financial situation and needs. Under penalty of perjury, the contract owner(s) certifies that the Social Security (or Taxpayer Identification) number is correct as it appears in this application.

Signed at ___________________________ this ______________ day of __________ , 19
                               X
Signature of Owner/Applicant (if other than Annuitant)

Signature of Annuitant

Amounts payable under the contract may be subject to a market value adjustment if withdrawals or transfers are made prior to a date specified in the contract.

Signature of Joint Owner/Applicant (if other than Annuitant)

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AGENT'S REPORT
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Will the proposed contract replace any existing annuity or insurance contract?
[  ]   No          [  ]   Yes - replacement
requirements must be completed. Agent's initials certifying any replacement requirements has been met:

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REGISTERED REPRESENTATIVE CERTIFICATION
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I certify that I have asked all the questions in the  application  and correctly recorded the proposed Annuitant's answers. To the best of my knowledge I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Annuitant that is not stated in the application.

I further certify that I am properly licensed to sell variable annuities in the state in which the proposed Annuitant resides and that no sales material other than that furnished by the Home Office was used.


Signed at ___________________________ this ______________ day of __________ , 19

[             ] Agent's Number      [ ] Trail      [ ] Registered Representative

22-8075                                                                Rev. 0598
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